DELAWARE GROUP® EQUITY FUNDS I
Delaware Mid Cap Value Fund

Supplement to the Fund’s Prospectuses
dated February 28, 2010

The following replaces the information in the section entitled, “How we manage the Fund – The securities in which the Fund typically invests – Illiquid securities”:

Illiquid securities
Illiquid securities are securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund uses them: The Fund may invest up to 10% of its net assets in illiquid securities.

The following replaces the information in the section entitled, “How we manage the Fund – The risks of investing in the Fund – Liquidity risk”:

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

How the Fund strives to manage it: The Fund limits exposure to illiquid securities to no more than 10% of its net assets.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this supplement for future reference.

This Supplement is dated July 12, 2010.